Exhibit 99.1


MBNA MASTER CREDIT CARD TRUST 1993-4

KEY PERFORMANCE FACTORS
April, 1999

Scheduled Maturity                                      6/15/99


Coupon                                                  5.1875%


Excess Protection Level
   3 Month Average  11.01%
     April, 1999  11.70%
     March, 1999  11.01%
     February, 1999  10.34%



Cash Yield                                              27.68%


Investor Charge Offs                                    8.45%


Base Rate                                               7.53%


Over 35 Day Delinquency                                 5.50%


Seller's Interest                                       64.28%


Total Payment Rate                                      11.16%


Total Principal Balance                                $3,020,795,901.01


Investor Participation Amount                          $166,666,666.70


Seller Participation Amount                            $1,941,629,234.3